SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

September 28, 2004

Date of Report (Date of earliest event reported)

NORTHWEST NATURAL GAS COMPANY

(Exact name of registrant as specified in its charter)

Commission File No. 1-15973

Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

220 N.W. Second Avenue, Portland, Oregon 97209

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 28, 2004, Northwest Natural Gas Company, an Oregon corporation (the “Company”), entered into a distribution agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, J.P. Morgan Securities Inc. and Piper Jaffray & Co., in connection with the offer and sale, from time to time, of up to $160,000,000 of the Company’s Secured Medium-Term Notes, Series B and its Unsecured Medium-Term Notes, Series B (collectively, the “Notes”). The Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration Statement No. 333-112604) of the Company, filed with the Securities and Exchange Commission (the “Commission”), which was declared effective by the Commission on February 18, 2004. A prospectus supplement relating to the Notes, dated September 28, 2004, has been filed pursuant to Rule 424(b) promulgated under the Securities Act. Certain documents pertaining to any offer and sale of the Notes are filed as exhibits to this Current Report on Form 8-K.

Item 9.01 Exhibits.

(c)	Exhibits.

1.1 - Distribution Agreement, dated September 28, 2004 among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, J.P. Morgan Securities Inc. and Piper Jaffray & Co.

4.1 - Form of Secured Medium-Term Notes, Series B

4.2 - Form of Unsecured Medium-Term Notes, Series B

Forward-Looking Statements

This report and other presentations made by the Company from time to time may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and other statements that are other than statements of historical facts. The Company’s expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis. However, each such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the following important factors, among others, that could cause the actual results of the Company to differ materially from those projected in such forward-looking statements: (i) prevailing state and federal governmental policies and regulatory actions, including those of the Oregon Public Utility Commission, the Washington Utilities and Transportation Commission and the U.S. Department of Transportation’s Office of Pipeline Safety, with respect to allowed rates of return, industry and rate structure, purchased gas and investment

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recovery, acquisitions and dispositions of assets and facilities, operation and construction of plant facilities, the maintenance of pipeline integrity, present or prospective wholesale and retail competition, changes in tax laws and policies and changes in and compliance with environmental and safety laws, regulations and policies; (ii) weather conditions and other natural phenomena; (iii) unanticipated population growth or decline, and changes in market demand caused by changes in demographic or customer consumption patterns; (iv) competition for retail and wholesale customers; (v) pricing of natural gas relative to other energy sources; (vi) risks relating to dependence on a single pipeline transportation provider for natural gas supply; (vii) risks resulting from uninsured property damage to Company property, intentional or otherwise; (viii) unanticipated changes in interest or foreign currency exchange rates or in rates of inflation; (ix) economic factors that could cause a severe downturn in certain key industries, thus affecting demand for natural gas; (x) unanticipated changes in operating expenses and capital expenditures; (xi) unanticipated changes in future liabilities relating to employee benefit plans; (xii) capital market conditions, including their effect on pension costs; (xiii) competition for new energy development opportunities; (xiv) potential inability to obtain permits, rights of way, easements, leases or other interests or other necessary authority to construct pipelines, develop storage or complete other system expansions; and (xv) legal and administrative proceedings and settlements. All subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the Company, also are expressly qualified by these cautionary statements.

Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for the Company to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated: October 4, 2004	/s/ Beth A. Ugoretz
Senior Vice President and General Counsel

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